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                                                                    Exhibit 10.1


PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT.

                13TH ADDENDUM TO AGREEMENT N(0) VES-8-IDN-1-1999
                           ENTERED INTO ON 10/18/1999.


AOL BRASIL LTDA, with its headquarters at Avenida Industrial, 600, 2(0) floor, CEP 08090-500, in the city of Sao Paulo, State of Sao Paulo, enrolled in the National Registry of Legal Entities [CNPJ/MF] under n(0) 03.032.579/0001-62, hereby represented pursuant to its Articles of Association, hereinafter called "AOL", and

EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, with its headquarters at Avenida Presidente Vargas, 1012, CEP 20179-900, in the city of Rio de Janeiro, State of Rio de Janeiro, enrolled in the National Registry of Legal Entities [CNPJ/MF] under n(0) 33.530.486/0001-29, hereby represented pursuant to its Articles of Association, hereinafter called "EMBRATEL", both corporations also jointly called PARTIES and, individually, PARTY;


WHEREAS:

         a. the Parties, on 10/18/1999 entered into the Agreement "Master Agreement for Value Added Services (BRAZIL)", hereinafter called AGREEMENT;

         b. the Parties intend to modify some of the AGREEMENT's terms and conditions, particularly the exclusion of Dedicated Modems;


They decide to sign the present 13th Addendum to the AGREEMENT (hereinafter simply called ADDENDUM), under the following terms:


FIRST CLAUSE: AIM

1.1   The present ADDENDUM aims:

1.1.1 The deactivation of [**] of Access Ports, as follows:



                                      Federation
         City/Town                       Unit             Number of Ports
         ---------                    ----------          ---------------

            [**]                         [**]                   [**]



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[**]                                     [**]                   [**]
[**]                                     [**]                   [**]
[**]                                     [**]                   [**]
TOTAL                                                           [**]


SECOND CLAUSE- MISCELLANEOUS

2.1 The Parties ratify the other provisions of the AGREEMENT and its addenda, which shall be fully kept, in whatever they do not conflict with the present ADDENDUM.



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2.2 The present ADDENDUM binds the Parties per se, their successors, heirs and assignees at any title.

In witness whereof, the Parties sign the present ADDENDUM in two (02) counterparties of equal form and content in the presence of the two (02) undersigned witnesses.


Rio de Janeiro, April 26, 2003.



Embratel                                   AOL


/s/ MICHELE DARIANO MACHEMER               /s/ MILTON CAMARGO
------------------------------------       -------------------------------------
Name: Michele Dariano Machemer             Name: Milton Camargo
Position: Executive Manager of Sales       Position: Vice President



/s/ DEBORA FERREIRA SELLAN
-----------------------------------
Name: Debora Ferreira Sellan
Posiiton: Account Manager